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                            LORD ABBETT BLEND TRUST
                       Lord Abbett Small-Cap Blend Fund

           SUPPLEMENT DATED JANUARY 31, 2006 TO THE PROSPECTUSES AND
                     STATEMENTS OF ADDITIONAL INFORMATION
                            (CLASS A, B, C, P, & Y)


CLOSING OF LORD ABBETT SMALL-CAP BLEND FUND TO NEW INVESTORS
------------------------------------------------------------

Effective at the close of business on January 31, 2006, Class A, B, C, P, & Y shares of the Lord Abbett Small-Cap Blend Fund will not be available for purchase by new investors other than through certain RETIREMENT AND BENEFIT PLANS*, and FINANCIAL INTERMEDIARIES* that provide recordkeeping or advisory services and have entered into special arrangements with the Fund or its distributor, Lord Abbett Distributor LLC. In addition, directors and trustees of the Lord Abbett Funds, partners and employees of Lord, Abbett & Co. LLC, and the family members of such persons may purchase shares of the Fund. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

*As defined in the Prospectus